EXHIBIT 10.28

EXECUTION COPY

[***] = INFORMATION HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT ARCUS BIOSCIENCES, INC. TREATS AS PRIVATE OR CONFIDENTIAL

AMENDMENT NO. 4 TO
LICENSE AGREEMENT

This AMENDMENT NO. 4 (the “Amendment”) is made and entered into as of December 30, 2022 (“Effective Date”), by and between Arcus Biosciences, Inc. (“Arcus”), with offices at 3928 Point Eden Way, Hayward, CA 94545, U.S.A., and WuXi Biologics Ireland Limited (successor-in-interest to WuXi Biologics (Cayman) Inc., “WuXi”), with an address at One Spencer Dock, North Wall Quay, Dublin 1, Ireland. Arcus and WuXi may be referred to in this Amendment individually as a “Party” or together as the “Parties.”

WHEREAS, WuXi and Arcus are parties to the License Agreement dated August 16, 2017, as amended (“License Agreement”);

WHEREAS, the Parties desire to enter into this Amendment for the purpose of amending certain manufacturing obligations as set forth herein;

NOW THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, IT IS HEREBY AGREED AS FOLLOWS:

1.
Section 3.2.2 is hereby amended and restated in its entirety as follows:

“3.2.2 The Manufacturing Agreement(s) shall provide for Arcus’ appointment of WuXi as its exclusive manufacturer of drug substance of Licensed Products from and after the effective date of the Manufacturing Agreement(s) until Arcus makes a Transfer Election under Section 3.2.3, where the Transfer Election is permitted only on or after [***] (the “Manufacturing Exclusivity Period”), subject to (i) WuXi’s ability to provide such drug substance for Licensed Products in accordance with agreed-upon specifications, in the quantities, and on the timeframes reasonably requested by Arcus and according to the prices set forth in Exhibit 4 to the License Agreement (subject to a maximum increase of [***] percent ([***]%) in any one calendar year prior to First Commercial Sale and [***] percent ([***]%) in any one calendar year beginning upon First Commercial Sale); (ii) Arcus’s right to engage a backup supplier to provide Licensed Products as further set forth in this Section 3.2; and (iii) Arcus’s sublicensees rights to utilize their own manufacturing resources as further set forth in this Section 3.2. The Parties acknowledge and agree that drug substance manufacturing encompasses only those activities from cell bank vial thaw through freezing of drug substance, such as expansion of cells from a frozen vial, production in a bioreactor, harvest, purification, and bulk fill/freezing.

(a) Backup Supplier. Upon request by Arcus at any time during the Term, WuXi shall reasonably cooperate and promptly perform any technical transfer and validation activities reasonably necessary to enable Arcus’s designated backup supplier to supply Licensed Product, including any component thereof. Prior to the expiration of the Manufacturing Exclusivity Period, Arcus may procure supply of drug substance for Licensed Product from its designated backup supplier solely in the event WuXi is not able to supply Arcus with drug substance for Licensed Products in accordance with the terms of the Manufacturing Agreement. From and after such time as WuXi resumes its ability to provide accepted orders for drug substance for Licensed Products in accordance with the terms of the Manufacturing Agreement, Arcus may continue to utilize the aforementioned backup supplier to provide up to [***] percent ([***]%) of Arcus’s needs for drug substance for Licensed Products on an ongoing basis. The Manufacturing Agreement(s) will provide further terms and conditions regarding any such backup supplier. For the avoidance of doubt, Arcus’s use of such backup supplier in accordance with this Section 3.2 shall not be deemed a Transfer Election nor be subject to the increased royalty rates set forth below.

(b) Sublicensee Manufacturing Rights. The Manufacturing Agreements shall permit Arcus’ sublicensees to place orders for such Licensed Products on the same terms and conditions applicable to Arcus; provided that (i) prior to expiration of Manufacturing Exclusivity Period, each Arcus sublicensee shall be free to manufacture up to [***] percent ([***]%) of their requirements for Licensed Products drug substance (or any components thereof) utilizing their own manufacturing resources, subject to an increase in the base royalty rate by [***] percent ([***]%) if such sublicensee is itself manufacturing Licensed Product drug substance and (ii) beginning on the earlier of (A) the [***] anniversary of the effective date of the respective sublicense agreement and (B) the expiration of the Manufacturing Exclusivity Period, Arcus’s sublicensees shall be free to manufacture all or any portion of their requirements for Licensed Products drug substance using their own manufacturing resources (subject to an increase in the base royalty rate by [***] percent ([***]%) if such sublicensee is manufacturing Licensed Product drug substance) or any Third Party manufacturer (subject to an increase in the base royalty rate by [***] percent ([***]%) if a Third Party manufacturer is manufacturing Licensed Product drug substance).”

2.
Section 3.2.3 is hereby amended and restated in its entirety as follows:

“3.2.3 For the avoidance of doubt, nothing in this Agreement shall require Arcus to place orders for the clinical or commercial supply of any Licensed Products. Further, without limiting Arcus’s and its sublicensees’ rights under this Section 3.2, Arcus would have the option, upon expiration of the Manufacturing Exclusivity Period, to convert WuXi’s drug substance manufacturing appointment from exclusive to non-exclusive and either (i) grant an Affiliate, sublicensee, subcontractor or any other Third Party (such subcontractor and Third Party, collectively, a “CMO”), the right to manufacture drug substance for such Licensed Products for Arcus (and procure some or all of its requirements for such drug substance for Licensed Products from such Affiliate, sublicensee, or CMO) or (ii) manufacture such drug substance for Licensed Products for itself, on its own behalf (either of such elections in (i) or (ii), a “Transfer Election”). WuXi shall reasonably cooperate with Arcus in transferring technology to Arcus or Arcus’ designated Affiliate, sublicensee, or CMO promptly so that it may begin manufacturing Licensed Products, including any component thereof. From and after the effective date of any Transfer Election, the royalties payable to WuXi under Article 5 shall be increased by [***] percent ([***]%) for any transfer of drug substance manufacturing to a CMO, provided that if Arcus will itself manufacture drug substance or the transfer of drug substance manufacturing obligations is to an Affiliate or sublicensee of Arcus, the royalties shall be increased by [***] percent ([***]%), in each case above the base royalty already due under Section 5.4. The preceding sentence shall not apply if the Transfer Election is due to WuXi’s failure or inability to supply the drug substance for Licensed Products in accordance with the terms of the applicable Manufacturing Agreement. The increase by [***] percent or [***] percent in this Section [***]. For the avoidance of doubt, the maximum increase in the royalty rate under this Section 3.2 shall not exceed (x) [***] percent ([***]%) if Arcus, its Affiliates and all sublicensees each manufacture drug substance for itself or each other and (y) [***] percent ([***]%) irrespective of the number of CMOs used in the manufacturing of drug substance for the Licensed Products following expiration of the Manufacturing Exclusivity Period.”

3.
Section 3.2.4 is hereby added to the License Agreement as follows:

“For the avoidance of doubt, (a) Arcus shall not be required to utilize WuXi for drug product manufacturing for Licensed Products and (b) there shall be no increase in the royalty rate resulting from any manufacture of drug product for Licensed Products, whether by Arcus, its Affiliates, their respective sublicensees or any CMO.”

4.
The last sentence of Section 5.5.2 is hereby amended and restated in its entirety as follows:

“Thus, in the event of a Transfer Election, the minimum royalty due to WuXi will be either [***] percent ([***]%) or [***] percent ([***]%) depending on whether a Third Party, or Arcus or its Affiliate or sublicensee, respectively, will be manufacturing the drug substance for Licensed Products.”

5.
WuXi agrees that if it or any Affiliate reacquires exclusive or non-exclusive rights to Licensed Products in [***], then WuXi shall promptly notify Arcus in writing and Arcus shall have the first right to negotiate for the inclusion of such countries or region to the Territory on commercially reasonable terms.
6.
Except as otherwise provided herein, all terms and conditions of the License Agreement shall remain in effect and unchanged.
7.
This Amendment shall be governed by and construed in accordance with the governing law provision set forth in the License Agreement. Any dispute arising from or relating to the subject matter of this Amendment shall be resolved in accordance with the dispute resolution provisions set forth in the License Agreement.
8.
This Amendment may be executed in counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document. Execution of a facsimile copy (including PDF) shall have the same force and effect as execution of an original, and a facsimile signature shall be deemed an original and valid signature.

[Signature page follows]

IN WITNESS WHEREOF, authorized representatives of the Parties have duly executed this Amendment to be effective as of the Effective Date.

ARCUS BIOSCIENCES, INC.	WUXI BIOLOGICS IRELAND LIMITED
By: /s/ Juan C. Jaen	By: /s/ Chris Chen
Name: Juan C. Jaen Title: President	Name: Chris Chen Title: Director